UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

☒  Filed by the Registrant                               ☐  Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

HC CAPITAL TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

HC CAPITAL TRUST

Five Tower Bridge, 300 Barr Harbor Drive, Suite 500

West Conshohocken, Pennsylvania 19428

February 15, 2017

To the Shareholders of HC Capital Trust:

A Special Meeting (the “Special Meeting”) of shareholders of HC Capital Trust (the “Trust”) will be held on Friday, March 17, 2017 at 10:00 a.m. (Eastern time) at the offices of the Trust. At the Special Meeting, shareholders of the Trust will be asked to consider and vote upon an important matter relating to the Trust. This proposal is described in the documents you now hold.

We encourage you to read the attached proxy statement (the “Proxy Statement”) thoroughly. While you are welcome to join us at the Special Meeting, we anticipate that most shareholders will, by completing the proxy card enclosed with the Proxy Statement, instruct us to cast votes on their behalf. The proxy card may be completed by checking the appropriate box, and voting for or against the proposal described in the Proxy Statement.

The Board of Trustees of the Trust (the “Board”) unanimously recommends a vote “FOR” the approval of the proposal.

Whether or not you plan to attend the Special Meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. If a signed proxy card is returned, but no instructions are specified, your shares will be voted in accordance with the recommendations of the Board.

As always, we thank you for your confidence and support.

Sincerely yours,

Colette Bergman

Vice President and Treasurer

HC Capital Trust

HC CAPITAL TRUST

Five Tower Bridge, 300 Barr Harbor Drive, Suite 500

West Conshohocken, Pennsylvania 19428

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

of

HC CAPITAL TRUST

to be held on March 17, 2017

TO THE SHAREHOLDERS:

Notice is hereby given (the “Notice of Meeting”) that a Special Meeting (the “Special Meeting”) of the shareholders of HC Capital Trust (the “Trust”) will be held on Friday, March 17, 2017, at the Trust’s principal office, located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, Pennsylvania 19428, at 10:00 a.m. (Eastern time), for the following purpose:

At the Special Meeting, the shareholders of the Trust will be asked:

To elect five (5) trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

Shareholders of the Trust will also transact such further business as may properly come before the Special Meeting or at any postponement or adjournment(s) thereof. The Nominees for election are Laura Anne Corsell, Jarrett Burt Kling, Harvey G. Magarick, R. Richard Williams and Richard W. Wortham, III. Information concerning the proposal above is provided in the proxy statement (the “Proxy Statement”) attached to this Notice of Meeting.

Shareholders of record of the Trust at the close of business on February 2, 2017 (the “Record Date”) are entitled to notice of the Special Meeting and any adjournments thereof. The Notice of Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about February 15, 2017. If you do not expect to attend the Special Meeting, please fill in, date, sign and return the proxy card in the enclosed envelope, which requires no postage if mailed in the United States (if voting by mail) or vote by telephone or via the Internet in accordance with the instructions on the proxy card. If you attend the Special Meeting, you may vote your shares in person; a vote cast “in person” will revoke a previously submitted proxy card.

It is important that you return your signed proxy promptly so that a quorum may be ensured.

BY ORDER OF THE BOARD OF TRUSTEES OF HC CAPITAL TRUST

HC CAPITAL TRUST

Five Tower Bridge, 300 Barr Harbor Drive, Suite 500

West Conshohocken, PA 19428

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

to be held on March 17, 2017

This proxy statement (the “Proxy Statement”) and the enclosed proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of HC Capital Trust (the “Trust”). The Trust is soliciting proxies on behalf of each series of the Trust (the “Portfolios”) as set forth below.

Proxies so solicited are intended for use at a special meeting of shareholders of the Trust or any adjournment(s) of that meeting (the “Special Meeting”). The Special Meeting will be held at 10:00 a.m. (Eastern Time) on March 17, 2017 at the offices of the Trust located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, for the purposes set forth in the accompanying notice (“Notice of Meeting”). At the Special Meeting, the shareholders of the Trust will be asked to elect five (5) trustees to the Board (the “Proposal”). Further information about these matters is set forth in this Proxy Statement.

It is anticipated that this Proxy Statement, the accompanying Notice of Meeting and the enclosed proxy card will first be mailed to shareholders on or about February 15, 2017. Only shareholders of record of the Trust on February 2, 2017 (the “Record Date”) will be entitled to notice of, and to vote at, the Special Meeting.

The Trust’s Portfolios, together with the number of shares (“Record Date Shares”) outstanding for each of the Portfolios as of the Record Date, are as follows:

Portfolio	Record Date Shares

The Value Equity Portfolio (“Value Portfolio”)	HC Strategic Shares: 32,128,714.478 HC Advisors Shares: 41,182.024

The Institutional Value Equity Portfolio (“Institutional Value Portfolio”)	HC Strategic Shares: 58,551,391.802 HC Advisors Shares: 112,066.097

The Growth Equity Portfolio (“Growth Portfolio”)	HC Strategic Shares: 39,965,958.241 HC Advisors Shares: 57,981.031

The Institutional Growth Equity Portfolio (“Institutional Growth Portfolio”)	HC Strategic Shares: 64,523,337.701 HC Advisors Shares: 132,515.635

The Small Capitalization-Mid Capitalization Equity Portfolio (“Small-Mid Portfolio”)	HC Strategic Shares: 4,417,150.663 HC Advisors Shares: 5,473.648

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio (“Institutional Small-Mid Portfolio”)	HC Strategic Shares: 8,427,675.044 HC Advisors Shares: 14,329.569

The Real Estate Securities Portfolio (“Real Estate Portfolio”)	HC Strategic Shares: 38,095,143.271 HC Advisors Shares: 0

The Commodity Returns Strategy Portfolio (“Commodity Portfolio”)	HC Strategic Shares: 88,709,871.668 HC Advisors Shares: 147,462.452

The ESG Growth Portfolio (“ESG Portfolio”)	HC Strategic Shares: 13,071,703.911 HC Advisors Shares: 103.921

Portfolio	Record Date Shares
The Catholic SRI Growth Portfolio (“SRI Portfolio”)	HC Strategic Shares: 1,987,105.343 HC Advisors Shares: 105.605

The International Equity Portfolio (“International Portfolio”)	HC Strategic Shares: 117,378,215.035 HC Advisors Shares: 214,526.631

The Institutional International Equity Portfolio (“Institutional International Portfolio”)	HC Strategic Shares: 232,701,069.585 HC Advisors Shares: 386,195.588

The Emerging Markets Portfolio (“Emerging Markets Portfolio”)	HC Strategic Shares: 102,472,559.174 HC Advisors Shares: 148,273.158

The Core Fixed Income Portfolio (“Core Fixed Portfolio”)	HC Strategic Shares: 8,783,571.215 HC Advisors Shares: 263,767.208

The Fixed Income Opportunity Portfolio (“Fixed Opportunity Portfolio”)	HC Strategic Shares: 92,945,973.062 HC Advisors Shares: 144,712.543

The U.S. Government Fixed Income Securities Portfolio (“U.S. Govt. Fixed Portfolio”)	HC Strategic Shares: 21,351,616.224 HC Advisors Shares: 0

The Inflation Protected Securities Portfolio (“Inflation Protected Portfolio”)	HC Strategic Shares: 33,298,033.990 HC Advisors Shares: 103.880

The U.S. Corporate Fixed Income Securities Portfolio (“U.S. Corporate Fixed Portfolio”)	HC Strategic Shares: 24,921,526.420 HC Advisors Shares: 0

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio (“U.S. Mortgage Fixed Portfolio”)	HC Strategic Shares: 18,657,710.824 HC Advisors Shares: 0

The Short-Term Municipal Bond Portfolio (“Short Municipal Portfolio”)	HC Strategic Shares: 1,836,360.421 HC Advisors Shares: 0

The Intermediate Term Municipal Bond Portfolio (“Intermediate Municipal Portfolio”)	HC Strategic Shares: 38,565,414.574 HC Advisors Shares: 146,785.680

The Intermediate Term Municipal Bond II Portfolio (“Intermediate Municipal II Portfolio”)	HC Strategic Shares: 7,119,741.442 HC Advisors Shares: 41,582.950

Each shareholder of record on the Record Date is entitled to one full vote for each full share held and a proportionate fractional vote for each fractional share held as to each proposal on which such shareholder is entitled to vote. Shareholders of the Trust will vote together on the Proposal without regard to the class of shares held.

Quorum; Vote Required to Approve Proposal

The presence of the holders of 40% of the shares of the Trust, counted on a Trust-wide basis, as of the Record Date, represented in person or by proxy, shall constitute a quorum for the purpose of conducting the business at the Special Meeting. The affirmative vote of a plurality of the votes cast by shareholders of the Trust is required to elect each nominee for Trustee of the Trust. Persons and groups known by management to beneficially own 5% or more of the Record Date Shares of each Portfolio of the Trust are listed in this Proxy Statement under the heading “Additional Information.”

If the accompanying proxy is executed properly and returned (if voting by mail) or voted in accordance with the telephone or Internet voting procedures described in the proxy, shares represented by such proxy will be voted at the Special Meeting in accordance with the instructions on the proxy. The Board recommends a vote “FOR” the approval of the Proposal. If a signed proxy card is returned, but no instructions are specified, shares will be voted “FOR” approval of the Proposal, and according to the best judgment of the proxy holders on all other matters.

Costs associated with the solicitation of proxies will be borne by the Trust. HC Capital Solutions, a separate operating division of Hirtle Callaghan & Co. LLC (the “Adviser”) serves as the primary investment adviser to the Trust. Officers of the Adviser may assist in the solicitation without separate compensation. If the votes required to approve the Proposal are not received, the persons named as proxies on the accompanying proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust’s shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote AGAINST any such adjournment those proxies to be voted against the Proposal. A shareholder can revoke a proxy prior to its use by appearing at the Special Meeting and voting in person, by giving written notice of such revocation to the Trust or by returning a subsequently dated proxy to the Trust.

Copies of the Trust’s Annual Report to Shareholders dated June 30, 2016 have been previously delivered to shareholders of the Trust. The Trust’s Semi-Annual Report to Shareholders dated December 31, 2016 is expected to be available in early March 2017. Shareholders of the Trust may obtain additional copies of those reports without charge by writing to the Trust at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428 or by calling toll free 1-800-242-9596.

INTRODUCTION AND BACKGROUND

The Trust is a diversified, open-end management investment company. The Portfolios of the Trust are designed to operate in a “multi-manager” or “manager of managers” format and as vehicles through which the Adviser and/or its affiliates implement certain asset allocation strategies on behalf of their investment advisory clients. Under the multi-manager structure, day-to-day portfolio management services and investment decisions are provided to each of the Portfolios by one or more independent investment advisory firms (each, a “Specialist Manager”).

Although each of the Specialist Managers is required to adhere to the investment objective, policies and restrictions of the Portfolio served, each Specialist Manager is also expected to do so in the context of its particular investment management style. The goal of the multi-manager structure is to achieve a better rate of return with lower volatility than would typically be expected of any one management style. Its success depends upon the ability of the Trust to (a) identify and retain Specialist Managers who are expected to achieve superior investment records relative to selected benchmarks; (b) pair Specialist Managers that have complementary investment styles (e.g., top-down vs. bottom-up investment selection processes); (c) monitor Specialist Managers’ performance and adherence to stated styles; and (d) effectively allocate portfolio assets among Specialist Managers. The Adviser has the authority to allocate each Portfolio’s assets among the various Specialist Managers serving that Portfolio, allocating anywhere from 0% to 100% of a Portfolio’s assets to any Specialist Manager.

The Adviser, with the oversight of the Trust’s Board of Trustees, is responsible for continuously monitoring both the overall performance of the Portfolios and the likelihood that continuation of individual Specialist Managers is consistent with the best interests of each Portfolio and the expectations of its shareholders. Similarly, the Adviser is responsible for monitoring other investment advisory organizations and, as an integral part of the Specialist Manager selection process, providing the Board with its recommendations about changes in each Portfolio’s roster of Specialist Managers, in each case with a view to enhancing the ability of the Portfolios to achieve their overall investment objectives.

PROPOSAL

Election of Trustees

Shareholders of the Trust are being asked to elect five (5) Trustees (together, the “Trustee Nominees”) to the Board of Trustees. Each of the four current Trustees of the Board, Jarrett Burt Kling, Harvey G. Magarick, R. Richard Williams and Richard W. Wortham, III, have been nominated for re-election to the Board. Additionally, Laura Anne Corsell has been nominated for election to the Board to fill a vacancy created by the January 20, 2017 resignation of former Trustee Robert J. Zion. Ms. Corsell was recommended by the Adviser for nomination. If each Trustee Nominee is approved, the number of Board members comprising the Trust’s Board will remain 5.

All Trustee Nominees have consented to being named in this Proxy Statement and have agreed to serve if elected. If elected, each Trustee Nominee will serve until his or her successor has been duly elected and qualified or until his or her earlier death, resignation or removal. If shareholders fail to elect one or more of the Trustee Nominees, then the Board will take such further action as it deems to be in the best interests of the Trust’s shareholders, which may include reducing the size of the Board in such a manner that a majority of the Trustees of the Trust consist of Trustees previously elected by shareholders, or reproposing the election of any Trustee Nominees who are not elected.

In the case of any vacancy on the Board, the Trust’s Second Amended and Restated Agreement and Declaration of Trust provides that the remaining Trustees may fill such vacancy by appointing a replacement or reduce the size of the Board. Any such appointment would be subject to the requirements of the Investment Company Act of 1940 (the “1940 Act”) regarding election of trustees.

THE BOARD RECOMMENDS THAT:

SHAREHOLDERS OF THE TRUST

VOTE “FOR” THE ELECTION OF EACH TRUSTEE NOMINEE

Information Regarding the Trustee Nominees

The business and affairs of the Trust are managed under the direction of the Board. This section of the Proxy Statement provides you with information regarding each Trustee Nominee. Trustees generally serve until their successors are duly elected and qualified or until their earlier death, resignation, removal or retirement. The tables below list the Trustee Nominees, their principal occupations, other directorships held by them during the past five years, and any affiliations with the Adviser or its affiliates. If all Trustee Nominees are elected, the Board will be composed of 5 Trustees, including 4 Trustees who are not “interested persons” of the Funds, as that term is defined in the 1940 Act (collectively, the “Independent Trustees” and each an “Independent Trustee”). The Board met four times during the fiscal year ended June 30, 2016.

INDEPENDENT TRUSTEES. The following table sets forth certain information about the Independent Trustees.

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE; TERM SERVED IN OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST FIVE YEARS*
Jarrett Burt Kling Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Born: 1943	Trustee	Indefinite; Since 7/20/95	For more than the past five years, Mr. Kling has been a managing director of CBRE Clarion Securities, LLC, a registered investment adviser.	22	None

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE; TERM SERVED IN OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST FIVE YEARS*
Harvey G. Magarick Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Born: 1939	Trustee	Indefinite; Since 7/01/04	Mr. Magarick is retired. Prior to June 3, 2004, he was a partner in the accounting firm of BDO Seidman, LLP.	22	Resource Apartment REIT III, Inc. and Resource Real Estate Innovation Office REIT, Inc.

R. Richard Williams Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Born: 1945	Trustee	Indefinite; Since 7/15/99	Since 2000, Mr. Williams has been the owner of Seaboard Advisers (consulting services).	22	Franklin Square Energy and Power Fund

Richard W. Wortham, III Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Born: 1938	Trustee	Indefinite; Since 7/20/95	Mr. Wortham is currently the Chairman and Chief Executive Officer of The Wortham Foundation and has been a Trustee for more than the past five years.	22	Oncor Electric Delivery Company LLC

INTERESTED NOMINEE. The following table sets forth certain information about the Interested Trustee Nominee.

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE; TERM SERVED IN OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE*
Laura Anne Corsell** Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Born: 1949	None	Indefinite	Ms. Corsell is retired. During the past five years, she was a Partner at each of McCarter & English, LLP (law firm) (2014-2016) and Montgomery, McCracken, Walker & Rhoads, LLP (law firm) (2007-2014).	22	None

*	The information in this column relates only to directorships in companies required to file certain reports with the SEC under the various federal securities laws.
**	Ms. Corsell is considered to be “interested” because, prior to retiring, she served as counsel to the Adviser during the Trust’s two most recently completed fiscal years. She also served as counsel to the Trust during the same period.

OFFICERS. The table below sets forth certain information about the Trust’s executive officers.

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE; TERM SERVED IN OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN
Jonathan J. Hirtle Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Born: 1952	President	Indefinite; President since 2/1/2017	Mr. Hirtle is currently the Executive Chairman of the Adviser. He has been with the Adviser for more than the past five years.	22

Colette Bergman Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Born: 1970	Vice President & Treasurer	Indefinite; Since 6/12/2012	Ms. Bergman is currently a Vice President of the Adviser. She has been with the Adviser for more than 5 years.	22

Guy Talarico Alaric Compliance Services, LLC 150 Broadway, Suite 302 New York, NY 10038 Born: 1955	Chief Compliance Officer	Indefinite; Since 4/25/2013	Mr. Talarico is President and CEO of Alaric Compliance Services, LLC and has been since the company’s inception in 2004.	22

Curtis Barnes Citi Fund Services 800 Boylston St, 24th Fl Boston, MA 02199 Born: 1953	Secretary	Indefinite; Since 6/05/14	Mr. Barnes is a Senior Vice President and has been with Citi Fund Services Ohio, Inc. since June 1995.	22

The Independent Trustees identified in the table above have served together on the Trust’s Board for 12 years. Taken as a whole, the Board represents a broad range of business and investment experience, as well as professional skills. Mr. Magarick has extensive experience in public accounting, tax and internal controls and was previously a Partner with BDO Seidman, LLP. Mr. Kling, who holds a B.S. from the Wharton School of The University of Pennsylvania, has over 40 years of experience in investment management and as a co-founder of CBRE Clarion Securities, LLC, has extensive experience in the distribution of investment products. Mr. Williams brings to the Board the experience of a long term business owner, having founded, owned and operated a company that became, during his tenure, the country’s largest distributor of certain industrial equipment, as well as a market leader in pharmaceutical, commercial construction and other business segments. Mr. Wortham has over three decades of executive management experience, having served as a Trustee of The Wortham Foundation, a private philanthropic foundation with assets of approximately $260 million. He is also a life trustee of the Museum of Fine Arts Houston, serving on the executive, finance, investment and audit committees, and is a director of a large electrical transmission and distribution company. The Trustee Nominee, Ms. Corsell, has over three decades of legal experience in the investment company field. She served as counsel to the Trust and the Adviser from the Trust’s inception in 1995 through her retirement in 2016.

TRUSTEE OWNERSHIP OF SECURITIES OF HC CAPITAL TRUST. The table below sets forth the extent of each Trustee Nominee’s beneficial interest in shares of the Portfolios as of December 31, 2016. For purposes of this table, beneficial interest includes any direct or indirect pecuniary interest in securities issued by the Trust and includes shares of any of the Trust’s Portfolios held by members of a Trustee’s immediate family. As of December 31, 2016, all of the officers and trustees of the Trust own, in the aggregate, less than one percent of the outstanding shares of the respective Portfolios of the Trust; officers and Trustees of the Trust may, however, be investment advisory clients of the Adviser and shareholders of the Trust.

	LAURA ANNE CORSELL	JARRETT BURT KLING	HARVEY G. MAGARICK	R. RICHARD WILLIAMS	RICHARD W. WORTHAM, III*
Value Portfolio	a	b	e	e	a
Institutional Value Portfolio	a	a	e	a	a
Growth Portfolio	a	b	e	e	a
Institutional Growth Portfolio	a	a	e	a	a
Small – Mid Portfolio	a	b	c	a	a
Institutional Small – Mid Portfolio	a	a	e	a	a
Real Estate Portfolio	a	a	a	a	a
Commodity Portfolio	a	b	a	e	a
ESG Portfolio	a	a	a	a	a
SRI Portfolio	a	a	a	a	a
International Portfolio	a	b	e	e	a
Institutional International Portfolio	a	a	e	a	a
Emerging Markets Portfolio	a	b	e	e	a
Core Fixed Portfolio	a	a	e	a	a
Fixed Opportunity Portfolio	a	a	a	a	a
U.S. Gov’t Fixed Portfolio	a	a	a	a	a
Inflation Protected Portfolio	a	a	a	a	a
U.S. Corporate Fixed Portfolio	a	a	a	a	a
U.S. Mortgage Fixed Portfolio	a	a	a	a	a
Short-Term Municipal Portfolio	a	d	d	a	a
Intermediate Municipal Portfolio	a	d	e	a	a
Intermediate Municipal II Portfolio	a	c	c	a	a
AGGREGATE DOLLAR RANGE OF TRUST SHARES	a	e	e	e	a

NOTE:

a = None

b = $1– $10,000

c = $10,001 – $50,000

d = $50,001 – $100,000

e = Over $100,000

*	Mr. Wortham serves as a trustee for the Wortham Foundation which held shares as of December 31, 2016 of over $100,000 in each of The Emerging Markets Portfolio, The Fixed Income Opportunity Portfolio, The Institutional Value Equity Portfolio, The Institutional Growth Equity Portfolio, The Inflation Protected Securities Portfolio and The Institutional International Equity Portfolio. Mr. Wortham has no beneficial interest in the Foundation.

COMMITTEES OF THE BOARD OF TRUSTEES. The Board has established two committees to assist the Trustees in fulfilling their oversight responsibilities.

The Nominating Committee is responsible for the nomination of individuals to serve as Independent Trustees. The Nominating Committee, whose members consist of all of the Independent Trustees, did not meet during the fiscal year ended June 30, 2016 but has met once during the current fiscal year. The Nominating Committee will consider persons submitted by security holders for nomination to the Board. Recommendations for consideration by the Nominating Committee should be sent to the Secretary of the Trust in writing, together with appropriate biographical information concerning each such proposed nominee, at the principal executive office of the Trust. When evaluating individuals for recommendation for Board membership, the Nominating Committee considers the candidate’s knowledge of the mutual fund industry, educational background and experience and the extent to which such experience and background would enable the Board to maintain a diverse mix of skills and qualifications. Additionally, the entire Board annually performs a self-assessment with respect to its current members, which includes a review of their backgrounds, professional experience, qualifications and skills. A copy of the Nominating Committee Charter is attached hereto as Exhibit A.

The Audit Committee is responsible for overseeing the audit process and the selection of independent registered public accounting firms for the Trust, as well as providing assistance to the full Board in fulfilling its responsibilities as they relate to fund accounting, tax compliance and the quality and integrity of the Trust’s financial reports. The Audit Committee, whose members consist of all of the Independent Trustees, held five meetings during the fiscal year ended June 30, 2016. Mr. Magarick currently serves as the Audit Committee Chairman.

Compliance and Risk Oversight Process. The Trustees’ overall responsibility for identifying and overseeing the operational, business and investment risks inherent in the operation of the Trust is handled by the Board as a whole and by the Board’s Audit Committee, particularly with respect to accounting matters. To assist them in carrying out their oversight responsibilities, the Trustees receive, in connection with each of the Board’s regular quarterly meetings, regular reports from the Trust’s administrator with respect to portfolio compliance, fund accounting matters and matters relating to the computation of the Trust’s net asset value per share. The Trustees also receive reports, at least quarterly, from the Trust’s Chief Compliance Officer or “CCO.” These reports, together with presentations provided to the Board at its regular meetings and regular compliance conference calls among the Adviser, the CCO and the Chair of the Board’s Audit Committee held each month in which there is not a quarterly Board meeting, are designed to keep the Board informed with respect to the effectiveness of the Trust’s overall compliance program including compliance with stated investment strategies, and to help ensure that the occurrence of any event or circumstance that may have a material adverse effect on the Trust are brought promptly to the attention of the Board and that appropriate action is taken to mitigate any such adverse effect. Additionally, the full Board annually receives a report from the Trust’s CCO and both the full Board and, at the discretion of the Independent Trustees, the Independent Trustees separately meet with the CCO for the purpose of discussing the extent to which the Trust’s overall compliance program is reasonably designed to detect and prevent violations of the federal securities laws and assessing the effectiveness of the overall compliance program. Additionally, both the Board and the Audit Committee meet at least annually with the Trust’s independent public accounting firm. As indicated above, the Audit Committee is comprised solely of Independent Trustees and the Audit Committee and its Chair are regular participants in the compliance and risk oversight process. To date, the Board has not found it necessary to specifically identify a “lead trustee” or to elect, as the Board’s Chairman, an Independent Trustee, although the Board reserves the right to do so in the future.

COMPENSATION ARRANGEMENTS. Since February 1, 2017, each of the Trustees has been entitled to receive from the Trust a fee of (i) $77,500 per year, payable quarterly; (ii) $10,000 for each regular or special in-person Board meeting attended; (iii) $2,500 for each in-person or telephonic Audit Committee Meeting attended and (iv) $2,500 for each regular or special telephonic Board meeting attended, along with reimbursement for reasonable out-of-pocket expenses incurred in connection with attendance at such meetings. Committee Chairs receive an additional $10,000 annual fee. The Trust’s officers receive no compensation from the Trust for performing the duties of their respective offices. The table below shows the aggregate compensation received from the Trust by each of the Trustee Nominees during the fiscal year ending June 30, 2016 (excluding reimbursed expenses) and reflects the above compensation arrangements except that the annual retainer fee prior to January 1, 2015 was $72,500 per year.

NAME	AGGREGATE COMPENSATION FROM TRUST	PENSION RETIREMENT BENEFITS FROM TRUST	ESTIMATED BENEFITS UPON RETIREMENT FROM TRUST	TOTAL COMPENSATION FROM TRUST
Laura Anne Corsell	$0	none	none	$0
Jarrett Burt Kling	$127,500	none	none	$127,500

NAME	AGGREGATE COMPENSATION FROM TRUST	PENSION RETIREMENT BENEFITS FROM TRUST	ESTIMATED BENEFITS UPON RETIREMENT FROM TRUST	TOTAL COMPENSATION FROM TRUST
Harvey G. Magarick	$137,500	none	none	$137,500
R. Richard Williams	$127,500	none	none	$127,500
Richard W. Wortham, III	$127,500	none	none	$127,500

None of the officers receive compensation directly from the Trust. Under a Compliance Services Agreement (“Compliance Agreement”) between the Trust and Alaric Compliance Services, LLC (“Alaric”), Alaric makes an Alaric employee available to serve as the Trust’s Chief Compliance Officer. For the services provided under the Compliance Agreement, the Trust currently pays Alaric $150,000 per annum, plus certain out of pocket expenses. Alaric pays the salary and other compensation earned by any such individuals as employees of Alaric.

Shareholder Communications

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board or for a Trustee by addressing the communication directly to the Board or individual Trustee and/or otherwise clearly indicating that the communication is for the Board or individual Trustee and by sending the communication to either the office of the Secretary of Trust or directly to such Trustee at the address specified for such Trustee above. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

OTHER MATTERS

No business other than as set forth herein is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders properly arise, including any question as to an adjournment of the Special Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment and in the interests of the Trust.

VOTES REQUIRED FOR APPROVAL OF MATTERS AT THE SPECIAL MEETING

The presence of the holders of 40% of the shares of the Trust as of the Record Date, represented in person or by proxy, shall constitute a quorum for the purpose of conducting the business at the Special Meeting. The affirmative vote of a plurality of the votes cast by shareholders of the Trust is required to elect each nominee for Trustee of the Trust.

A properly executed and returned proxy, or a proxy voted in accordance with the telephone or Internet voting procedures described in the proxy, marked with an abstention will be considered present at the Special Meeting of shareholders for the purpose of determining the existence of a quorum. If any proxy received by the Trust that withholds authority to vote represents a “broker non-vote,” shares represented by such proxy will not be counted for purposes of determining whether or not a quorum is present at the Special Meeting of shareholders and will not be deemed “votes cast” with respect to any matter with respect to which authority to vote is withheld. Abstentions and broker non-votes will thus not constitute a vote “for” or “against” any matter, but will have the same effect as a negative vote with respect to matters that require the approval of a requisite percentage of the outstanding shares of the Portfolio. As used in this Proxy Statement, “broker non-vote” means a proxy, executed, or otherwise voted by telephone or Internet in accordance with the proxy, by a broker or other nominee, indicating that the nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power.

ADDITIONAL INFORMATION

Management of the Trust

Information about the Adviser.    Under the terms of two separate discretionary investment advisory agreements with the Trust (“HC Agreements”), the Adviser continuously monitors the performance of various investment management organizations, including the several Specialist Managers retained by the Trust and generally oversees the services provided to the Trust by its administrator, custodian and other service providers. Each of the HC Agreements also authorizes the Adviser to allocate and reallocate assets among Specialist Managers in multi-manager portfolios of the Trust from time to time without additional authorization of the Trust’s Board. This authority allows the Adviser to allocate from 0% to 100% of a Portfolio’s assets to any Specialist Manager under contract to that Portfolio. In addition, the HC Agreements provide that the Adviser will make its officers available to serve as officers and/or Trustees of the Trust, and maintain office space sufficient for the Trust’s principal office. For its services under the HC Agreements, the Adviser is entitled to receive an annual fee of 0.05% of each investment portfolio’s average net assets. For the fiscal year ended June 30, 2016, the Adviser received advisory fees from each Portfolio as follows:

Portfolio	Advisory Fees
Value Portfolio)	$291,000
Institutional Value Portfolio	$440,000
Growth Portfolio	$401,000
Institutional Growth Portfolio	$637,000
Small-Mid Portfolio	$49,000
Institutional Small-Mid Portfolio	$93,000
Real Estate Portfolio	$69,000
Commodity Portfolio	$491,000
ESG Portfolio	$57,000
SRI Portfolio	$4,000
International Portfolio	$625,000
Institutional International Portfolio	$1,296,000
Emerging Markets Portfolio	$845,000
Core Fixed Portfolio	$47,000
Fixed Opportunity Portfolio	$399,000
U.S. Govt. Fixed Portfolio	$119,000
Inflation Protected Portfolio	$248,000
U.S. Corporate Fixed Portfolio	$134,000
U.S. Mortgage Fixed Portfolio	$106,000
Short Municipal Portfolio	$10,000
Intermediate Municipal Portfolio	$211,000
Intermediate Municipal II Portfolio	$39,000

The Adviser is a division of Hirtle, Callaghan & Co., LLC, and wholly owned by Hirtle Callaghan Holdings, Inc., which is controlled by one of its founders, Jonathan J. Hirtle. The Adviser’s principal offices are located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428. Mr. Hirtle also serves as President of the Trust. The current HC Agreements were last approved by the Trust’s Board (including a majority of the Trust’s Independent Trustees) at a meeting of the Board held on March 8, 2016.

Administration and Related Services.    Citi Fund Services Ohio, Inc. and certain of its affiliated companies (collectively, “Citi”) currently provide administration and accounting services to the Trust pursuant to the terms of an Administrative Services Contract between Citi and the Trust. Citi is located at 4400 Easton Commons, Suite 200, Columbus, Ohio 43219.

Transfer Agency.    FIS Investor Services LLC serves as the Trust’s Transfer Agent pursuant to an agreement approved by the Board on March 10, 2015. The offices of the Transfer Agent are located at 4249 Easton Way, Suite 400, Columbus, Ohio 43219.

Distribution Services.    Unified Financial Securities, LLC. (“Unified”) serves as the Trust’s principal underwriter pursuant to an agreement approved by the Board on March 10, 2009 and amended on March 1, 2011 and December 15, 2015. Unified is a wholly-owned subsidiary of Ultimus Fund Solutions, LLC. Because shares of the Trust’s investment portfolios are available only to clients of the Adviser and financial intermediaries that have established a relationship with the Adviser, the services to be provided by Unified are limited. Unified will receive an annual fee of $50,000 for performing the services listed under its agreement. The offices of the principal underwriter are located at 9465 Counselors Row, Suite 200, Indianapolis, IN 46240. None of Unified’s duties under its agreement are primarily intended to result in the sale of Trust shares.

Holders of 5% of Shares on Record Date.

The Trust is not aware of any shareholders who hold beneficially 5% or more of shares of any Portfolio of the Trust as of the Record Date. The Adviser may be deemed to have, or share, investment and/or voting power with respect to more than 50% of the shares of the Trust’s Portfolios, with respect to which shares the Adviser disclaims beneficial ownership. The trustees and officers of the Trust, as a group, own less than 1% of the outstanding shares of the Portfolio.

SHAREHOLDER PROPOSALS

As a Delaware statutory trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The 1940 Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board’s selection of the Trust’s independent registered public accountants. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communication in such matters. Although the Trust does not anticipate that an annual meeting will be held, shareholders may submit proposals that will be considered for submission to shareholders at such meeting. In the event that an annual meeting is held, any such proposal must be received at least 120 days before proxy statements prepared in connection with such a meeting are forwarded to shareholders. Any shareholder proposal should be sent to Trust’s Secretary, 800 Boylston Street, 24th Floor, Boston, MA 02199.

Dated: February 15, 2017

BY ORDER OF THE BOARD OF TRUSTEES OF HC CAPITAL TRUST

EXHIBIT A

HC Capital Trust

(the “Fund”)

Nominating Committee Charter

Nominating Committee Membership

The Nominating Committee (the “Committee”) shall be composed entirely of independent trustees of the Fund (“Independent Trustees”), all of whom are “disinterested” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), in such number as may be determined from time to time by the Board.

Mission

The Committee’s mission is to promote the effective participation of qualified individuals as Independent Trustees on the Board of Trustees and Committees of the Board.

Functions

1.	The Committee shall receive, review, evaluate and maintain files of individuals qualified to be recommended as nominees for election as Independent Trustees, which shall include a review of the individual’s status as an “interested person” of the Fund under the 1940 Act. Specific qualifications will be based on the needs of the Board at the time of the nomination. The Committee shall also consider the effect of any relationship beyond those delineated in the 1940 Act that might impair independence (for example, business, financial or family relationships with the investment advisers or other service providers).

2.	The Committee shall present recommendations to the Board of Trustees to fill vacancies or to nominate Trustees for election by shareholders.

3.	The Committee shall present recommendations to the Board of Trustees regarding trustees to be selected for membership on the various Committees of the Board.

4.	The Committee shall accept and review shareholder nominations for Independent Trustees. The Committee will evaluate the nominees’ qualifications for Board membership and review each individual’s status as an “interested person” of the Fund under the 1940 Act. Specific qualifications will be based on the needs of the Board at the time of the nomination. The Committee shall assess shareholder nominees in the same manner it reviews its own nominations.

Governance Matters

1.	Any vacancy in the membership of the Committee shall be filled by the Board of Trustees from the membership of the Board.

2.	At all meetings of the Committee a majority of the members of the Committee shall constitute a quorum for the transaction of business. The Board may designate one or more Independent Trustees as alternate members of the Committee who may replace any absent or disqualified member at any meeting of the Committee or for the purpose of any written action by the Committee.

3.	The Committee shall keep, or cause to be kept, adequate minutes of all actions taken at each meeting thereof and shall report to the Board of Trustees any and all actions taken by the Committee.

4.	The Committee shall meet as may be provided from time to time by resolution duly adopted by the Board of Trustees or upon call of the Chairman of the Committee.

1

5.	At each meeting of the Board of Trustees, the minutes of the meeting of the Committee held since the last Board of Trustees’ meeting shall be reviewed.

6.	The Committee and each member thereof shall serve at the pleasure of the Board of Trustees.

Other Powers and Responsibilities

1.	The Committee shall have the resources and authority appropriate to discharge their responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

2.	The Committee may periodically review this Charter and recommend any changes to the full Board of Trustees.

3.	The compensation of the Independent Trustees shall be determined by the Independent Trustees and shall be reviewed at least annually.

Additional Matters

1.	Any nominations of “interested Trustees” (as defined in Section 2(a)(19) of the 1940 Act may be considered by the entire Board of Trustees.

2.	A shareholder nomination for Independent Trustee may be submitted to the Trust by sending the nomination to the Trust’s Secretary. The Secretary will submit all nominations to the Committee.

3.	Any changes to the shareholder nomination procedures shall be approved by the Board of Trustees, including a majority of its Independent Trustees, and reported on the Trust’s next filing on Form N-CSR.

Adopted: June 12, 2001

Revised: March 9, 2004

2

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY

To vote by Internet

1)    Read the Proxy Statement and have the proxy card below at hand.

2)    Go to website www.proxyvote.com

3)    Follow the instructions provided on the website.

To vote by Telephone

1)    Read the Proxy Statement and have the proxy card below at hand.

2)    Call 1-800-690-6903

3)    Follow the instructions.

To vote by Mail

1)    Read the Proxy Statement.

2)    Check the appropriate box on the proxy card below.

3)    Sign and date the proxy card.

4)    Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E17746-S55847	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
The Board of Trustees unanimously recommends you vote FOR the approval of the proposal:

1. To re-elect the current Trustees:		☐	☐	☐
Nominees: 01) Jarrett Burt Kling 02) Harvey G. Magarick 03) R. Richard Williams 04) Richard W. Wortham, III
To elect the following nominee to the Board of Trustees:
05) Laura Anne Corsell

Shareholders of the Portfolio will also transact such further business as may properly come before the Special Meeting or any adjournment thereof.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

Your signature(s) on this Proxy should be exactly as your name(s) appear(s) on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature [Joint Owners]	Date

V.3

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting of Shareholders and Proxy Statement is available at

www.proxyvote.com

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

E17747-S55847

SPECIAL MEETING OF SHAREHOLDERS

OF

HC CAPITAL TRUST

MARCH 17, 2017

The undersigned appoints Mark Hausmann and Colette Bergman, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Special Meeting of Shareholders of the HC Capital Trust (the “Trust” and each series thereof, a “Portfolio”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, on Friday, March 17, 2017 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given with authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

V3